AEGIS HIGH YIELD FUND
Class A (Ticker: AHYAX)
Class I (Ticker: AHYFX)

Supplement dated December 17, 2014
to the Summary and Statutory Prospectuses dated April 30, 2014

At a meeting held on December 16, 2014, the Board of Trustees approved suspending the offer and sale of shares of each class of the Fund, effective after market close on December 17, 2014.  At that time, the Fund will be closed to purchases (including those relating to Automatic Investment Plan purchases), except for purchases relating to reinvestment of Fund distributions.  In addition, the Fund has assumed a temporary defensive position.  This supplement provides new and additional information beyond that contained in the Summary and Statutory Prospectuses and should be read in conjunction with the Prospectuses.

The following is added as the first paragraph under “Purchase and Sale of Fund Shares” in the Summary Prospectus and in the summary section of the Statutory Prospectus for the Fund:

Effective after market close on December 17, 2014, the High Yield Fund will suspend the sale of shares of each class of the Fund to investors, except those shareholders reinvesting Fund distributions.

The following is added as the first paragraph under the title of the section “ABOUT YOUR ACCOUNT – How to Purchase Shares” in the Statutory Prospectus:

Effective after market close on December 17, 2014, the High Yield Fund will suspend the sale of shares of each class of the Fund to investors, except those shareholders reinvesting Fund distributions.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR FUTURE REFERENCE.